SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 28, 2003


                           CORNICHE GROUP INCORPORATED
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)


  Delaware                       0-10909                     22-2343568
-------------------         -----------------          ---------------------
(State or other              (Commission File             (IRS Employer
jurisdiction of                Number)                    Identification No.)
incorporation)


 330 South Service Road, Suite 120, Melville, New York         11747
--------------------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


                                  631-574-4955
                     --------------------------------------
                          Registrant's Telephone Number

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          Corniche Group Incorporated (the "Company") has obtained a favorable result in pending litigation. As discussed in the Company's prior SEC filings, StrandTek International, Inc. had defaulted on the payment of $1,250,000 plus accrued interest due to the Company on July 31, 2002. The Company ceased accruing interest as of July 31, 2002 for financial statement purposes. As a result, on August 6, 2002, the Company filed a complaint in the Superior Court of New Jersey entitled Corniche Group Incorporated v StrandTek International, Inc., a Delaware corporation, StrandTek International, Inc., a Florida corporation, David M. Veltman, William G. Buckles Jr., Jerome Bauman and Jan Arnett. The complaint seeks recovery of the $1,250,000 loan, plus interest, costs and fees, and seeks recovery against the individual defendants pursuant to their partial guarantees.

          On February 28, 2003, the Court issued a ruling granting the Company partial summary judgment with respect to the principal aspects of its complaint. The Court rejected the defenses and agreed with the Company that it was entitled to judgment against Strandtek and the guarantors. The Company will next seek to have final judgment entered for the exact amounts due from each defendant. This process is expected to take approximately 30 days. No assurances can be given that StrandTek and/or the individual guarantors will not attempt to appeal the Court's grant of summary judgment, or that the Company will be able to collect on any judgment.


                                    * * * * *


This Report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent management's judgment regarding future events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors. These factors include the risk that the Company will be unable to collect on any judgment rendered against StrandTek or its principals or those detailed in the Company's other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise the information contained in this Report whether as a result of new information, future events or circumstances or otherwise.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

None

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CORNICHE GROUP INCORPORATED


                                         By: /s/ Mark Weinreb
                                            ------------------------------------
                                             Name:  Mark Weinreb
                                             Title: President


Dated:  March 4, 2003